UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 23, 2012

RF MONOLITHICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24414	75-1638027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4441 Sigma Road

Dallas, Texas 75244

(Address of Principal Executive Offices, including Zip Code)

(972) 233-2903

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 23, 2012, RF Monolithics, Inc., a Delaware corporation (the “Company”), issued a press release announcing the record date and meeting date for a special meeting of its stockholders to consider and vote upon a proposal to adopt and approve the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 12, 2012, as it may be amended from time to time, with Murata Electronics North America, Inc., a Texas corporation (“Parent”), and Ryder Acquisition Company, Limited, a Delaware corporation and a wholly-owned subsidiary of Parent, and other related proposals. Stockholders of record at the close of business on Thursday, May 24, 2012, will be entitled to notice of the special meeting and to vote at the special meeting. The special meeting is scheduled to be held on Friday, June 29, 2012, at 10:00 a.m., local time, at the Company’s principal executive offices. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this Current Report on Form 8-K and the exhibits filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” or similar expressions. Forward-looking statements involve assumptions, estimates, expectations, forecasts, goals, projections, risks and uncertainties. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to, any conditions imposed in connection with the merger contemplated by the Merger Agreement (the “Merger”), approval of the Merger Agreement by the Company’s stockholders, the satisfaction of various other conditions to the closing of the Merger contemplated by the Merger Agreement, the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement, risks related to economic conditions as relate to the Company’s customer base, the collection of receivables from the Company’s customers who may be affected by economic conditions, the highly competitive market in which the Company operates, rapid changes in technologies that may displace products sold by the Company, declining prices of products, the Company’s reliance on distributors, delays in product development efforts, uncertainty in consumer acceptance of the Company’s products, changes in the Company’s level of sales or profitability, manufacturing and sourcing risks, availability of materials, cost of components for the Company’s products, product defects and returns, and other factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2011 filed with the Securities and Exchange Commission (the “SEC”), and in all filings made by the Company with the SEC subsequent to the filing of the Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained herein. These risks, as well as other risks associated with the Merger, will be more fully disclosed in the proxy statement that will be filed with the SEC in connection with the Merger. Additional risks and uncertainties are identified and discussed in the Company’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and the Company does not undertake any obligation to update or revise such forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed Merger and required stockholder approval, the Company will file a proxy statement with the SEC and will deliver the proxy statement to its stockholders. Investors and security holders are advised to read carefully and in their entirety the proxy statement and other relevant materials when they become available because such materials will contain important information about the Company and the proposed Merger. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, the documents filed by the Company with the SEC may be obtained free of charge by contacting the Company at Corporate Secretary, RF Monolithics, Inc., 4441 Sigma Road, Dallas, Texas 75244. The Company’s filings with the SEC are also available on our website at www.rfm.com.

Participants in the Solicitation

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Merger. Information regarding the interests of the Company’s participants in the solicitation and their ownership of the Company’s common stock is, or will be, set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and in the preliminary and definitive proxy statement related to the proposed Merger, which will be filed with the SEC. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its officers and directors in the proposed Merger by reading the proxy statement regarding the proposed Merger when it becomes available. Investors and security holders may obtain free copies of these documents from the Company using the contact information set forth above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Press Release, dated May 23, 2012, issued by RF Monolithics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF MONOLITHICS, INC.

Date: May 23, 2012	By:	/s/ Harley E Barnes III
	Name:	Harley E Barnes III
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 23, 2012, issued by RF Monolithics, Inc.